UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011 (June 24, 2011)

III to I Maritime Partners Cayman I, L.P.
(Exact name of Registrant as specified in its charter)

Cayman Islands	000-53656	98-0516465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5580 Peterson Lane Suite 155 Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

(972) 392-5400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In accordance with the Securities and Exchange Commission’s (“SEC”) “Plain English” guidelines, this Current Report on Form 8-K (this “Form 8-K”) has been written in the first person.  In this document, the words “we,” “our,” “ours” and “us” refer only to III to I Maritime Partners Cayman I, L.P. and its consolidated subsidiaries or to III to I Maritime Partners Cayman I, L.P. or an individual subsidiary and not to any other person.

Item 1.01                      Entry into a Material Definitive Agreement

The information included below under Item 2.01 concerning the Agreement on Loan Agreements and Transfer of Shares is incorporated by reference into this Item 1.01.

Item 2.01                      Completion Of Acquisition Or Disposition Of Assets

Suresh Capital Maritime Partners Germany, GmbH (our “German Subsidiary”) entered into an Agreement on Loan Agreements and Transfer of Shares (the “Agreement”) with Reederei Hartmann GmbH & Co., KG (“RHKG”) and Captain Alfred Hartmann (“Capt. Hartmann”), wherein our German Subsidiary agreed to transfer its 75% interest in three of its single purpose entities (“SPVs”), each of which holds an anchor handling tug supply (“AHTS”) vessel and the related acquisition debt (each an “AHTS SPV”), and a portion of its interest in one AHTS SPV, to RHKG and its affiliate Hartmann Offshore GmbH & Co., KG (“Hartmann Offshore”) in complete satisfaction of certain loans from RHKG and Capt. Hartmann, the related interest on the loans, as well as certain expenses related to the loans.  The Agreement was fully executed on June 24, 2011, and is economically effective on July 1, 2011.  The AHTS SPV in which a portion of our interest was transferred is ATL Offshore GmbH & Co. “Isle of Wangerooge” KG (“Isle of Wangerooge”).  The AHTS SPVs of which our German Subsidiary transferred its 75% interest, which represents the transfer of our entire interest, are ATL Offshore GmbH & Co. “Isle of Baltrum” KG, ATL Offshore GmbH & Co “Isle of Langeoog” KG, and ATL Offshore GmbH & Co. “Isle of Amrum” KG (collectively with Isle of Wangerooge, the “Transferred AHTS SPVs”).

The consideration received for the interests in the Transferred AHTS SPVs consists of recognition of repayment of all amounts outstanding under the loan agreements and related interest, as well as recognition of our payment of certain expenses related to the loans, for total consideration of $47,577,410 (EUR 33,378,287).  The loans include four loan agreements entered into between our German Subsidiary and RHKG during February and March 2010 under which a total of $31,604,334 (EUR 22,780,000) was loaned for the purpose of making capital contributions to the Transferred AHTS SPVs.  Additionally, in June 2010, our German Subsidiary entered into one loan agreement with Capt. Hartmann, under which $8,147,896 (EUR 6,620,000) was loaned for the purpose of our making contributions to three additional AHTS SPVs, bringing the total amount loaned from RHKG and Capt. Hartmann to $39,752,230 (EUR 29,400,000).  The loans bear interest of 6% annually, which originally fell due on the anniversary date of each loan, and has since been extended through July 1, 2011 to coincide with the effective date of the Agreement.  The amount of interest accrued on the loans through July 1, 2011 will total $3,412,274 (EUR 2,393,906).  The expenses related to the loan agreements to be borne by our German Subsidiary total $2,258,377 (EUR 1,584,381).  These amounts total $47,577,410 (EUR 33,378,287), and represent the purchase price for the Transferred AHTS SPVs under the Agreement.  The amount of interest transferred in the Transferred AHTS SPVs via the Agreement is equal to the capital contribution originally made by our German Subsidiary for the respective interests.

The Agreement includes the assignment by Capt. Hartmann of all claims related to the loans against our German Subsidiary to RHKG and the assignment by RHKG of certain of the claims to Hartmann Offshore to facilitate the allocation of the Transferred AHTS SPVs between RHKG and Hartmann Offshore.  Both Hartmann Offshore and RHKG held interest in the AHTS SPVs prior to their entry into the Agreement.

The Agreement has the effect of bringing our interest in the AHTS SPVs from a 75% interest in nine AHTS SPVs to a 75% interest in five AHTS SPVs, and an interest of approximately 36% in Isle of Wangerooge.  The Agreement results in satisfaction of loans payable and accrued expenses totaling $47,577,410 (EUR 33,378,287), which is the purchase price received for the interest in the Transferred AHTS SPVs.

Note Regarding Currency Conversion
Our functional currency is the U.S. dollar.  However, the functional currency of our AHTS SPVs is the Euro.  All amounts are stated in U.S. dollars (“USD”), and where the amount relates to an AHTS SPV, the amount has been translated to Euros (“EUR”) following the USD amount.  Amounts related to future payments which are payable in EUR have been stated in USD and translated using the exchange rate as of June 24, 2011, the date of full execution of the Agreement. Amounts shown in narrative statements related to payments made in the past have been translated using the exchange rate on the date the transaction occurred.

Item 9.01                      Financial Statements and Exhibits.

Exhibit Number	Description
10.1
Agreement on Loan Agreements and Transfer of Shares by and among Suresh Capital Maritime Partners Germany GmbH, Reederei Hartmann GmbH & Co. KG, Capt. Alfred Hartmann, ATL Offshore GmbH & Co. “Isle of Baltrum” KG, ATL Offshore GmbH & Co. MS “Juist” KG, ATL Offshore GmbH & Co. MS “Norderney” KG, ATL Offshore GmbH & Co. “Isle of Langeoog” KG, ATL Offshore GmbH & Co. “Isle of Amrum” KG, ATL Offshore GmbH & Co. “Isle of Sylt” KG, ATL Offshore GmbH & Co. “Isle of Wangerooge” KG, ATL Offshore GmbH & Co. “Isle of Neuwerk” KG, ATL Offshore GmbH & Co. “Isle of Usedom” KG, ATL Offshore GmbH, UOS United Offshore Support GmbH & Co. KG, and Hartmann Offshore GmbH & Co. KG

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

III to I Maritime Partners Cayman I, L.P.
(Registrant)

	By:	III to I International Maritime Solutions Cayman, Inc.
Its General Partner
	By:	/s/ Jason M. Morton
Jason M. Morton
Director and Chief Financial Officer
(Duly authorized to sign this report on behalf of the Registrant)
Date: June 30, 2011

EXHIBIT INDEX

Exhibit Number	Description
10.1
Agreement on Loan Agreements and Transfer of Shares by and among Suresh Capital Maritime Partners Germany GmbH, Reederei Hartmann GmbH & Co. KG, Capt. Alfred Hartmann, ATL Offshore GmbH & Co. “Isle of Baltrum” KG, ATL Offshore GmbH & Co. MS “Juist” KG, ATL Offshore GmbH & Co. MS “Norderney” KG, ATL Offshore GmbH & Co. “Isle of Langeoog” KG, ATL Offshore GmbH & Co. “Isle of Amrum” KG, ATL Offshore GmbH & Co. “Isle of Sylt” KG, ATL Offshore GmbH & Co. “Isle of Wangerooge” KG, ATL Offshore GmbH & Co. “Isle of Neuwerk” KG, ATL Offshore GmbH & Co. “Isle of Usedom” KG, ATL Offshore GmbH, UOS United Offshore Support GmbH & Co. KG, and Hartmann Offshore GmbH & Co. KG